UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2006

CIB Marine Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-24149	37-1203599
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

N27 W24025 Paul Court, Pewaukee, Wisconsin		53072
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	262-695-6010

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.02 Termination of a Material Definitive Agreement.

On September 22, 2006, the Office of the Comptroller of the Currency (OCC) terminated its Written Agreement with Citrus Bank, N.A., a wholly owned subsidiary of Citrus Financial Services, Inc., which in turn is a wholly owned subsidiary of the registrant. The OCC is Citrus Bank's primary regulator. The Written Agreement was originally filed as an exhibit to the registrant's Form 8-K filed August 23, 2004. As a result of the termination, Citrus Bank is no longer subject to any regulatory agreement or order.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIB Marine Bancshares, Inc.

September 28, 2006	By:	Stanley J. Calderon

Name: Stanley J. Calderon
Title: President and CEO